SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549




                            FORM 8-K

                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934



Date of Report (date of earliest event reported):  June 15, 1994



                  FOURTH FINANCIAL CORPORATION
     (Exact name of registrant as specified in its charter)


           KANSAS                 0-4170          48-0761683
 (State or other jurisdiction   (Commission     (IRS Employer
      of incorporation)         File Number)  Identification No.)


     100 North Broadway, Wichita, Kansas             67202
  (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code: 316/261-4444







Item 5.  Other Events.

          On June 15, 1994, Registrant and Great Southern Bancorp, Inc., a Delaware corporation ("GSB"), entered into a Termination Agreement pursuant to which the Agreement and Plan of Reorganization, dated October 12, 1993, between Registrant and GSB which provided for the merger of GSB into Registrant was terminated. A copy of the press release issued by Registrant on June 15 announcing the termination of the proposed merger is attached hereto as Exhibit 99.


Item 7.  Financial Statements and Exhibits.

          The following exhibit is filed as a part of this report:

          Exhibit No.           Description
          ----------            -----------
          99                    News Release dated June 15, 1994



                           SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                FOURTH FINANCIAL CORPORATION


Date:  June 15, 1994            By  /s/ William J. Rainey
                                  ----------------------------
                                  William J. Rainey
                                  Executive Vice President